UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Lotus Park, The Causeway, Staines-Upon-Thames
Surrey TW18 3AG, United Kingdom
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +44 017 8463 6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.20 per share	MNK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On February 26, 2020, the Human Resources and Compensation Committee (the “HRCC”) of the Board of Directors (the “Board”) of Mallinckrodt plc (the “Company” or “Mallinckrodt”) approved certain changes to the design of the Company’s incentive compensation programs, including the fiscal 2020 annual incentive program (“2020 AIP”) and long-term incentive compensation program (“2020 LTIP”) which are applicable to the Company’s named executive officers.
The HRCC determined that the payouts under the 2020 AIP will be based upon the Company’s achievement against the following specialty brands and corporate performance measures: operating cash flow (weighted at 60%), net sales revenue (weighted at 25%) and an operational metric related to successful launch execution (weighted at 15%).
In addition, the HRCC determined that awards under the 2020 LTIP will consist of (i) restricted units that will vest pro rata over a three year period and (ii) performance-based cash awards. The elimination of the performance share component of long-term incentive compensation is intended to accomplish several objectives, including managing share usage and dilution given the Company’s currently depressed stock price. Payouts pursuant to the performance-based cash awards will be based upon the Company’s achievement of adjusted EBITDA over three one-year performance periods (each representing 25% of the award) and the remaining 25% tied to the Company’s adjusted EBITDA over the cumulative three-year performance period, with all earned amounts vesting following the end of the three-year performance period. Awards are expected to be made on April 1, 2020, with the mix of restricted units and performance-based cash awards dependent upon the Company’s stock price on the grant date, provided that the performance-based cash component will not be less than 50% of the total award value for the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	March 3, 2020	By:	/s/ Stephanie D. Miller
Stephanie D. Miller
Vice President, Corporate Secretary & General Counsel, International